                                                                   EXHIBIT 4.19

                                                                 EXECUTION COPY

- -------------------------------------------------------------------------------

                          GRIFFITH CONSUMERS COMPANY

                                      AND

                         THE GUARANTORS NAMED HEREIN

                                      AND

                             THE BANK OF NEW YORK,

                              AS SUCCESSOR TRUSTEE


                              --------------------

                         SECOND SUPPLEMENTAL INDENTURE

                           DATED AS OF JUNE 30, 1996

                              --------------------

                                 $34,000,000

                       14-1/2% SENIOR SUBORDINATED NOTES
                                   DUE 2004

- -------------------------------------------------------------------------------

     SECOND SUPPLEMENTAL INDENTURE dated as of June 30, 1996, among GRIFFITH CONSUMERS COMPANY, a Delaware corporation (the "Company") and CARL KING, INC., a Delaware corporation, FREDERICK TERMINALS, INC., a Maryland corporation (individually, an "Initial Guarantor" and collectively, the "Initial Guarantors") and SHORE STOP CORPORATION (the "New Guarantor" and collectively with the Initial Guarantors, the "Guarantors"), and THE BANK OF NEW YORK, as successor Trustee to NationsBank Trust Company of New York ("NationsBank").

                                   RECITALS

     WHEREAS, the Company, the Initial Guarantors and NationsBank entered into an Indenture, dated as of December 15, 1994, which Indenture was amended by the First Supplemental Indenture dated as of March 15, 1995 (as so amended, the "Indenture"), pursuant to which the Company issued $34,000,000 in principal amount of 14-1/2% Senior Subordinated Notes due 2004 (the "Securities") (capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Indenture); and

     WHEREAS, The Bank of New York became the successor trustee to NationsBank under the Indenture effective December 4, 1995;

     WHEREAS, Section 9.02 of the Indenture provides that the Company, the Guarantors and the Trustee may amend or supplement the Indenture with the consent of the Holders of a majority in principal amount of the Notes;

     WHEREAS, the Company, the Guarantors, and the Trustee, desire to amend the Indenture with the consent of the requisite number of Holders; and

     WHEREAS, such consent of the requisite number of Holders has been obtained to this Second Supplemental Indenture;

     NOW, THEREFORE, to comply with the provisions of the Indenture and in consideration of the above premises, the Company, the Guarantors, and the Trustee covenant and agree for the benefit of each other and for the equal and proportionate benefit of the respective Holders of the Securities as follows:

                                   ARTICLE 1

     Section 1.01. This Second Supplemental Indenture is supplemental to the Indenture and does and shall be deemed to form a part of, and shall be construed in connection with as part of, the Indenture for any and all purposes, including but not limited to discharge of the Indenture as provided in Article 8 of the Indenture.

     Section 1.02.

          (a)  The definition of "Carl King" shall be as follows:

          "CARL KING" means Carl King, Inc., a Delaware corporation.

          (b) The definition of "Credit Agreement" shall be deleted in its entirety and replaced with the following:

           "CREDIT AGREEMENT" means that certain Fourth Amended and Restated Revolving Credit and Term Loan Agreement, dated as of July 8, 1996, by and among the Company, its Subsidiaries that are parties thereto, certain lenders party thereto and The First National Bank of Boston, acting in its capacity as agent for the lenders party thereto, providing for up to $13,000,000 of Senior Revolving Debt and $60,000,000 in Senior Term Debt, including any related notes, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended, modified, renewed, refunded, replaced, extended or refinanced from time to time. Any reference in this Indenture to the "Credit Agreement, as in effect on the date hereof" shall mean the Credit Agreement as in effect on July 8, 1996."

          (c) The definition of "Guarantors" shall be deleted in its entirety and replaced with the following:

          "GUARANTORS" means each of (i) the Initial Guarantors, (ii) Shore Stop and (iii) any other subsidiary of the Company that executes a Subsidiary Guarantee in accordance with the provision of this Indenture, and their respective successors and assigns."

          (d)  The definition of "Shore Stop" shall be as follows:

          "SHORE STOP" means Shore Stop Corporation, a Delaware corporation.

     Section 1.03.

          (a) Clause (a) of the second paragraph of Section 4.09 is deleted in its entirety and replaced with the following:

          "(a) the incurrence by the Company and its subsidiaries of Senior Term Debt (and Guarantees thereof by the Company's Subsidiaries) in an aggregate principal amount at any one time outstanding not to exceed an amount equal to $60,000,000 less the aggregate amount of all repayments, optional or mandatory, of the principal of any Senior Term Debt that have been made since the date of the Indenture."

          (b) The number "$15,000,000" in subclause (y) of clause (b) of the second paragraph of Section 4.09 is deleted and replaced with the number "$16,000,000."

          (c) Clause (e) of the second paragraph of Section 4.09 is hereby relettered clause "(m)" and a new clause (e) of the second paragraph of
Section 4.09 is hereby inserted to read as follows:

          "(e) the incurrence by the Company or any of its Subsidiaries of Indebtedness in the aggregate principal amount of $1,500,000 pursuant to the Promissory Note dated on or about July 9, 1996 issued to Regent Investments, Inc."

          (d) Clause (f) of the second paragraph of Section 4.09 is hereby amended by deleting the number "$2,000,000" and inserting in its place the number $2,500,000."

     Section 1.04. The first paragraph of Section 4.21 is hereby deleted in its entirety and replaced with the following:

          "The "Debt Service Coverage Ratio" and the "Funded Debt to Consolidated EBITDA Ratio" of the Company (each as defined or calculated in the Credit Agreement, as in effect on July 8, 1996) shall (a), in the case of the Debt Service Coverage Ratio for any period of four consecutive fiscal quarters commencing with the period of four consecutive fiscal quarters ending December 31, 1995, not be less than (i) .76 to 1.0 for the period of four consecutive fiscal quarters ending December 31, 1995 and (ii) .99 to 1.0 for each period of four consecutive fiscal quarters ending after December 31, 1995, and (b), in the case of the Funded Debt to Consolidated EBITDA Ratio, for any period of four consecutive fiscal quarters commencing with the period of four consecutive fiscal quarters ending March 31, 1995, not be greater than the amount set forth opposite the relevant date below:

                DATE                                         RATIO

          3/31/95                                         7.37 to 1.0
          6/30/95                                         7.43 to 1.0
          9/30/95                                         7.10 to 1.0
          12/31/95                                        6.55 to 1.0

          3/31/96                                         6.27 to 1.0
          6/30/96 - 3/31/97                               5.50 to 1.0
          6/30/97 - 3/31/98                               5.23 to 1.0
          6/30/98 - 3/31/99                               4.40 to 1.0
          6/30/99 and thereafter                          3.85 to 1.0"

     Section 1.05.  The notice provision to the Trustee set forth in Section
12.02 is hereby amended to read as follows:

     "If to the Trustee:  The Bank of New York
                          101 Barclay Street
                          21st Floor West
                          New York, New York 10286
                          Telecopier No.: (212) 815-5915
                          Attention:  Corporate Trust Trustee
                                        Administration"

     Section 1.06. This Second Supplemental Indenture shall become effective as of the date first above written immediately upon its execution and delivery by each of the Company, the Guarantors, and the Trustee.

                                   ARTICLE 2

     Section 2.01. Except as specifically modified herein, the Indenture and the Securities are in all respects ratified and confirmed and shall remain in full force and effect in accordance with their terms.

     Section 2.02. Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Second Supplemental Indenture. This Second Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto.

     Section 2.03. The laws of the State of New York shall govern this Second Supplemental Indenture without regard to principles of conflicts of law. The Trustee, the Company, the Guarantors, agree to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Second Supplemental Indenture.

     Section 2.04. The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy shall be an original, but all of such executed copies together shall represent the same agreement.

                                  SIGNATURES

     IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, all as of the date first written above.

                                     COMPANY

                                     GRIFFITH CONSUMERS COMPANY

                                     By:   /s/ RAYMOND R. MCKENZIE
                                        ---------------------------------
                                     Name:   Raymond R. McKenzie, Jr.
                                           ------------------------------
                                     Title:  Treasurer/Secretary
                                           ------------------------------


                                     GUARANTORS:

                                     CARL KING, INC.

                                     By:   /s/ RAYMOND R. MCKENZIE
                                        ---------------------------------
                                     Name:   Raymond R. McKenzie, Jr.
                                           ------------------------------
                                     Title:  V-P
                                           ------------------------------

                                     FREDERICK TERMINALS, INC.

                                     By:   /s/ RAYMOND R. MCKENZIE
                                        ---------------------------------
                                     Name:   Raymond R. McKenzie, Jr.
                                           ------------------------------
                                     Title:  Treasurer/Secretary
                                           ------------------------------

                                     SHORE STOP CORPORATION

                                     By:   /s/ RAYMOND R. MCKENZIE
                                        ---------------------------------
                                     Name:   Raymond R. McKenzie, Jr.
                                           ------------------------------
                                     Title:  V-P
                                           ------------------------------


                                     TRUSTEE:

                                     THE BANK OF NEW YORK, as Trustee

                                     By:
                                        ---------------------------------
                                     Name:
                                           ------------------------------
                                     Title:
                                           ------------------------------

                                  SIGNATURES

     IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, all as of the date first written above.

                                     COMPANY

                                     GRIFFITH CONSUMERS COMPANY

                                     By:
                                        ---------------------------------
                                     Name:
                                           ------------------------------
                                     Title:
                                           ------------------------------


                                     GUARANTORS:

                                     CARL KING, INC.

                                     By:
                                        ---------------------------------
                                     Name:
                                           ------------------------------
                                     Title:
                                           ------------------------------

                                     FREDERICK TERMINALS, INC.

                                     By:
                                        ---------------------------------
                                     Name:
                                           ------------------------------
                                     Title:
                                           ------------------------------

                                     SHORE STOP CORPORATION

                                     By:
                                        ---------------------------------
                                     Name:
                                           ------------------------------
                                     Title:
                                           ------------------------------


                                     TRUSTEE:

                                     THE BANK OF NEW YORK, as Trustee

                                     By:  /s/ REMO J. REALE
                                        ---------------------------------
                                     Name:   REMO J. REALE
                                           ------------------------------
                                     Title:  ASSISTANT VICE PRESIDENT
                                           ------------------------------

                                   CONSENT

The undersigned hereby certifies that:

(i) it is the Holder of $10,000,000 aggregate principal amount of 14-1/2% Senior Subordinated Notes due 2004 of Griffith Consumers Company issued pursuant to the Indenture dated as of December 15, 1994 (the "Indenture") among Griffith Consumers Company (the "Company"), Carl King, Inc., Frederick Terminals, Inc. (collectively, the "Guarantors") and NationsBank Trust Company of New York, as Trustee;

(ii)  it is authorized to execute and deliver this Consent;

(iii) it hereby consents to the amendment to the Indenture by the Second Supplemental Indenture dated as of June __, 1996, a copy of which is attached hereto; and

(iv) it hereby instructs The Bank of New York, as successor trustee under the Indenture (the "Trustee") to join with the Company and the Guarantors in the execution of such Second Supplemental Indenture, with such changes therein as the Company, the Guarantors and the Trustee shall deem necessary or appropriate to effectuate the amendment to the Indenture as set forth in the Second Supplemental Indenture.

Dated: As of June __, 1996            JOHN HANCOCK MUTUAL LIFE
                                        INSURANCE COMPANY

                                      By:
                                         -----------------------------------
                                         (Please print name as it appears on
                                         the face of the Notes)

                                      /s/ Eugene X. Hodge, Jr.
- -------------------------------       --------------------------------------
Signature Guarantee                   (Signature of authorized officer)

                                      Eugene X. Hodge, Jr.
                                      --------------------------------------
                                      (Please print name and title
                                      of signing officer)

                                      Investment Officer

COMMONWEALTH OF MASSACHUSETTS     )
                                  )ss.
COUNTY OF SUFFOLK                 )



     On July 1, 1996, before me, a Notary Public in and for said County and State, personally appeared Eugene X. Hodge, Jr. known to me to be the Investment Officer of John Hancock Mutual Life Insurance Company, the corporation that executed the within instrument, and known to me to be the person who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its board of directors.

     WITNESS my hand and official seal.


                                               /s/ Deborah Givens
                                               --------------------------
                                               Notary Public in and for
                                               said County and State

                                               Expiration:      [SEAL]
                                                           --------------
Seal

                                   CONSENT

The undersigned hereby certifies that:

(i) it is the Holder of $4,000,000 aggregate principal amount of 14-1/2% Senior Subordinated Notes due 2004 of Griffith Consumers Company issued pursuant to the Indenture dated as of December 15, 1994 (the "Indenture") among Griffith Consumers Company (the "Company"), Carl King, Inc., Frederick Terminals, Inc. (collectively, the "Guarantors") and NationsBank Trust Company of New York, as Trustee;

(ii)  it is authorized to execute and deliver this Consent;

(iii) it hereby consents to the amendment to the Indenture by the Second Supplemental Indenture dated as of June __, 1996, a copy of which is attached hereto; and

(iv) it hereby instructs The Bank of New York, as successor trustee under the Indenture (the "Trustee") to join with the Company and the Guarantors in the execution of such Second Supplemental Indenture, with such changes therein as the Company, the Guarantors and the Trustee shall deem necessary or appropriate to effectuate the amendment to the Indenture as set forth in the Second Supplemental Indenture.

Dated: As of June __, 1996            THE LINCOLN NATIONAL LIFE
                                        INSURANCE COMPANY

                                      By: /s/ R.G. Marsh
                                         -----------------------------------
                                         Lincoln Investment
                                           Management, Inc., formerly
                                           Lincoln National Investment
                                           Management Company,
                                           Attorney-In-Fact

           [SEAL]
- -------------------------------       --------------------------------------
Signature Guarantee                   (Signature of authorized officer)

                                      R.G. Marsh
                                      --------------------------------------
                                      (Please print name and title
                                      of signing officer)

                                      2nd Vice President

                                   CONSENT

The undersigned hereby certifies that:

(i) it is the Holder of $650,000 aggregate principal amount of 14-1/2% Senior Subordinated Notes due 2004 of Griffith Consumers Company issued pursuant to the Indenture dated as of December 15, 1994 (the "Indenture") among Griffith Consumers Company (the "Company"), Carl King, Inc., Frederick Terminals, Inc. (collectively, the "Guarantors") and NationsBank Trust Company of New York, as Trustee;

(ii)  it is authorized to execute and deliver this Consent;

(iii) it hereby consents to the amendment to the Indenture by the Second Supplemental Indenture dated as of June __, 1996, a copy of which is attached hereto; and

(iv) it hereby instructs The Bank of New York, as successor trustee under the Indenture (the "Trustee") to join with the Company and the Guarantors in the execution of such Second Supplemental Indenture, with such changes therein as the Company, the Guarantors and the Trustee shall deem necessary or appropriate to effectuate the amendment to the Indenture as set forth in the Second Supplemental Indenture.

Dated: As of June 21, 1996            DECLARATION OF TRUST FOR DEFINED
                                        BENEFIT PLANS OF ZENECA
                                        HOLDINGS INC. (Fuelship & Co.)

              [SEAL]                  By:
                                         -----------------------------------
                                         (Please print name as it
                                         appears on the face of the Notes)

/s/ Karen S. Larson                   /s/ (Illegible)
- -------------------------------       --------------------------------------
Signature Guarantee                   (Signature of authorized officer)


                                      --------------------------------------
                                      (Please print name and title
                                      of signing officer)

                                   CONSENT

The undersigned hereby certifies that:

(i) it is the Holder of $1,000,000 aggregate principal amount of 14-1/2% Senior Subordinated Notes due 2004 of Griffith Consumers Company issued pursuant to the Indenture dated as of December 15, 1994 (the "Indenture") among Griffith Consumers Company (the "Company"), Carl King, Inc., Frederick Terminals, Inc. (collectively, the "Guarantors") and NationsBank Trust Company of New York, as Trustee;

(ii)  it is authorized to execute and deliver this Consent;

(iii) it hereby consents to the amendment to the Indenture by the Second Supplemental Indenture dated as of June __, 1996, a copy of which is attached hereto; and

(iv) it hereby instructs The Bank of New York, as successor trustee under the Indenture (the "Trustee") to join with the Company and the Guarantors in the execution of such Second Supplemental Indenture, with such changes therein as the Company, the Guarantors and the Trustee shall deem necessary or appropriate to effectuate the amendment to the Indenture as set forth in the Second Supplemental Indenture.

Dated: As of June 21, 1996            DECLARATION OF TRUST FOR DEFINED
                                        BENEFIT PLANS OF ICI AMERICAN
                                        HOLDINGS INC. (Northman & Co.)

              [SEAL]                  By:
                                         -----------------------------------
                                         (Please print name as it
                                         appears on the face of the Notes)

/s/ Karen S. Larson                   /s/ (Illegible)
- -------------------------------       --------------------------------------
Signature Guarantee                   (Signature of authorized officer)


                                      --------------------------------------
                                      (Please print name and title
                                      of signing officer)

                                   CONSENT

The undersigned hereby certifies that:

(i) it is the Holder of $3,350,000 aggregate principal amount of 14-1/2% Senior Subordinated Notes due 2004 of Griffith Consumers Company issued pursuant to the Indenture dated as of December 15, 1994 (the "Indenture") among Griffith Consumers Company (the "Company"), Carl King, Inc., Frederick Terminals, Inc. (collectively, the "Guarantors") and NationsBank Trust Company of New York, as Trustee;

(ii)  it is authorized to execute and deliver this Consent;

(iii) it hereby consents to the amendment to the Indenture by the Second Supplemental Indenture dated as of June __, 1996, a copy of which is attached hereto; and

(iv) it hereby instructs The Bank of New York, as successor trustee under the Indenture (the "Trustee") to join with the Company and the Guarantors in the execution of such Second Supplemental Indenture, with such changes therein as the Company, the Guarantors and the Trustee shall deem necessary or appropriate to effectuate the amendment to the Indenture as set forth in the Second Supplemental Indenture.

Dated: As of June 21, 1996            DELAWARE STATE EMPLOYEES'
                                        RETIREMENT FUND (Nap & Co.)

              [SEAL]                  By:
                                         -----------------------------------
                                         (Please print name as it
                                         appears on the face of the Notes)

/s/ Karen S. Larson                   /s/ (Illegible)
- -------------------------------       --------------------------------------
Signature Guarantee                   (Signature of authorized officer)


                                      --------------------------------------
                                      (Please print name and title
                                      of signing officer)

                                   CONSENT

The undersigned hereby certifies that:

(i) it is the Holder of $15,000,000 aggregate principal amount of 14-1/2% Senior Subordinated Notes due 2004 of Griffith Consumers Company issued pursuant to the Indenture dated as of December 15, 1994 (the "Indenture") among Griffith Consumers Company (the "Company"), Carl King, Inc., Frederick Terminals, Inc. (collectively, the "Guarantors") and NationsBank Trust Company of New York, as Trustee;

(ii)  it is authorized to execute and deliver this Consent;

(iii) it hereby consents to the amendment to the Indenture by the Second Supplemental Indenture dated as of June __, 1996, a copy of which is attached hereto; and

(iv) it hereby instructs The Bank of New York, as successor trustee under the Indenture (the "Trustee") to join with the Company and the Guarantors in the execution of such Second Supplemental Indenture, with such changes therein as the Company, the Guarantors and the Trustee shall deem necessary or appropriate to effectuate the amendment to the Indenture as set forth in the Second Supplemental Indenture.


Dated: As of June   , 1996            SUNAMERICA LIFE INS. COMPANY
                                        (f.k.a. SUN LIFE INSURANCE COMPANY
                                        OF AMERICA), as Beneficial Owner
                                      Okgbd & Co., as Record Owner

                                      By: /s/ George Flores
                                         -----------------------------------
                                         (Please print name as it
                                         appears on the face of the Notes)

                                      Title: Assistant Treasurer
                                             -------------------------------

                                      /s/ (Illegible)
- -------------------------------       --------------------------------------
Signature Guarantee                   (Signature of authorized officer)

       [SEAL]

/s/ John Reilly                       As Agent for SunAmerica Life Ins. Co.
                                        (f.k.a. Sun Life Ins. Co. of America)
                                      --------------------------------------
                                      (Please print name and title
                                      of signing officer)